Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Principles of Consolidation
The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS and subsidiaries in which it has a controlling financial interest, including U.S. Cellular and TDS Telecom. In addition, the consolidated financial statements include certain entities in which TDS has a variable interest that requires consolidation under GAAP. See Note 16 — Variable Interest Entities for additional information relating to TDS’ VIEs. All material intercompany accounts and transactions have been eliminated.

Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill, indefinite-lived intangible assets and income taxes.

Cash, Cash Equivalents and Restricted Cash	Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less. Cash and cash equivalents subject to contractual restrictions are classified as restricted cash.
Accounts Receivable
U.S. Cellular’s accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices and accessories under installment plans, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.
TDS Telecom’s accounts receivable primarily consist of amounts owed by customers for services and products provided, by state and federal governments for grants and support funds, and by interexchange carriers for long-distance traffic, which TDS Telecom carries on its network.

Allowance for Doubtful Accounts
The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable. The allowance is estimated based on historical experience, account aging and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. TDS does not have any off-balance sheet credit exposure related to its customers.

Inventory	Inventory consists primarily of wireless devices stated at the lower of cost, which approximates cost determined on the first-in first-out basis, or net realizable value. Net realizable value is determined by reference to the stand-alone selling price.
Licenses and Goodwill
TDS has Goodwill as a result of its acquisition of wireline and cable companies. TDS performs its annual impairment assessment of Goodwill as of November 1 of each year or more frequently if there are events or circumstances that cause TDS to believe it is more likely than not that the carrying value of individual reporting units exceeds their respective fair values. Goodwill impairment loss will be measured as the amount by which a reporting unit’s carrying amount exceeds its fair value. The loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.
For purposes of conducting its Goodwill impairment tests, TDS Telecom identified two reporting units: Wireline and Cable. The discounted cash flow approach and guideline public company method were used to value the Wireline and Cable reporting units for the annual impairment tests. Based on the annual impairment assessments performed, Wireline and Cable did not have an impairment of their Goodwill in 2019 or 2018.
In 2017, TDS recorded goodwill impairments related to its U.S. Cellular and HMS reporting units, which reduced the carrying value of their respective Goodwill to zero.
Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) wireless spectrum licenses that provide TDS with the exclusive right to utilize designated radio spectrum within specific geographic service areas to provide wireless service. Although wireless spectrum licenses are issued for a fixed period of time, generally ten years, or in some cases twelve or fifteen years, the FCC has granted license renewals routinely and at a nominal cost. The wireless spectrum licenses held by TDS expire at various dates. TDS believes that it is probable that its future wireless spectrum license renewal applications will be granted. TDS determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful lives of the wireless spectrum licenses. Therefore, TDS has determined that wireless spectrum licenses are indefinite-lived intangible assets.
U.S. Cellular performs its annual impairment assessment of wireless spectrum licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe it is more likely than not that the carrying value of wireless spectrum licenses exceeds fair value. For purposes of its impairment testing, U.S. Cellular separated its FCC wireless spectrum licenses into eight units of accounting. The eight units of accounting consisted of one unit of accounting for developed operating market wireless spectrum licenses (built wireless spectrum licenses) and seven geographic non-operating market wireless spectrum licenses (unbuilt wireless spectrum licenses).
U.S. Cellular performed a quantitative impairment assessment in 2019 and a qualitative impairment assessment in 2018 to determine whether the wireless spectrum licenses were impaired. Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its wireless spectrum licenses in 2019 or 2018.
Franchise Rights	TDS Telecom has franchise rights as a result of acquisitions of cable businesses. Franchise rights are intangible assets that provide their holder with the right to operate a business in a certain geographical location as sanctioned by the franchiser, usually a government agency. Franchise rights are generally granted for ten years and may be renewed for additional terms upon approval by the granting authority. TDS anticipates that future renewals of its franchise rights will be granted. Effective January 1, 2018, TDS prospectively changed its estimated useful life for franchise rights from indefinite-lived to fifteen years, due primarily to the effects of increasing competition and advancements in technology for delivering and consuming video programming. Commensurate with this change, TDS reviewed its franchise rights for impairment, and noted there was no impairment as of January 1, 2018. As a result, Depreciation, amortization and accretion increased $17 million, calculated on a straight-line basis, and Net income decreased $13 million or $0.11 per share (Basic and Diluted) for the year ended December 31, 2018. TDS reviews franchise rights for impairment whenever events or changes in circumstances indicate that the assets might be impaired. TDS re-evaluates the useful life of franchise rights each year to determine if changes in technology or other business changes would warrant a revision of its remaining useful life.
Investments in Unconsolidated Entities
For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment
Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.
Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and recording it, together with proceeds, if any, and net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), as a gain or loss, as appropriate. Certain Wireline segment assets use the group depreciation method. Accordingly, when a group method asset is retired in the ordinary course of business, the original cost of the asset and accumulated depreciation in the same amount are removed, with no gain or loss recognized on the disposition.
TDS capitalizes certain costs of developing new information systems. Software licenses that qualify for capitalization as an asset are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.
Depreciation and Amortization
Depreciation is provided using the straight-line method over the estimated useful life of the related asset, except for certain Wireline segment assets, which use the group depreciation method. The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually. TDS depreciates leasehold improvement assets over periods ranging from one year to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.
Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. There were no material changes to the assigned useful lives of the various categories of property, plant and equipment in 2019, 2018 or 2017. However, depreciation for certain specific assets was accelerated due to changes in technology.
Impairment of Long-Lived Assets
TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. U.S. Cellular has one asset group and TDS Telecom has two asset groups for purposes of assessing property, plant and equipment for impairment based on the integrated nature of its network, assets and operations. The cash flows generated by each of these groups is the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

Agent Liabilities
U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2019 and 2018, U.S. Cellular had accrued $59 million and $63 million, respectively, in agent related liabilities. These amounts are included in Other current liabilities in the Consolidated Balance Sheet.

Debt Issuance Costs
Debt issuance costs include underwriters’ and legal fees and other charges related to issuing and renewing various borrowing instruments and other long–term agreements, and are amortized over the respective term of each instrument. Debt issuance costs related to TDS’ and U.S. Cellular's revolving credit agreements and U.S. Cellular's receivables securitization agreement are recorded in Other assets and deferred charges in the Consolidated Balance Sheet. All other debt issuance costs are presented as an offset to the related debt obligation in the Consolidated Balance Sheet.

Asset Retirement Obligations	TDS records asset retirement obligations for the fair value of legal obligations associated with asset retirements and a corresponding increase in the carrying amount of the related long-lived asset in the period in which the obligations are incurred. In periods subsequent to initial measurement, TDS recognizes changes in the liability resulting from the passage of time and updates to the timing or the amount of the original estimates. The liability is accreted to its estimated settlement date value over the period to the estimated settlement date. The change in the carrying amount of the long-lived asset is depreciated over the average remaining life of the related asset.
Treasury Shares
Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings.

Revenue Recognition	Revenues from sales of equipment and products are recognized when control has transferred to the customer, agent or third-party distributor. Service revenues are recognized as the related service is provided.
Multiple Performance Obligations
U.S. Cellular and TDS Telecom sell bundled service and equipment offerings. In these instances, TDS recognizes its revenue based on the relative standalone selling prices for each distinct service or equipment performance obligation, or bundles thereof. TDS estimates the standalone selling price of the device or accessory to be its retail price excluding discounts. TDS estimates the standalone selling price of wireless service to be the price offered to customers on month-to-month contracts.
Equipment Installment Plans
U.S. Cellular equipment revenue under equipment installment plan contracts is recognized at the time the device is delivered to the customer for the amount allocated to the equipment.
Incentives
Discounts, incentives, and rebates to agents and end customers that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.
From time to time, U.S. Cellular may offer certain promotions to incentivize customers to switch to, or to purchase additional services from, U.S. Cellular. Under these types of promotions, an eligible customer may receive an incentive in the form of a discount off additional services purchased shown as a credit to the customer’s monthly bill. U.S. Cellular accounts for the future discounts as material rights at the time of the initial transaction by allocating and deferring revenue based on the relative proportion of the future discounts in comparison to the aggregate initial purchase. The deferred revenue will be recognized as service revenue in future periods.
As a practical expedient, costs with an amortization period of one year or less are not capitalized.TDS adopted and applied the provisions of ASC 606 as of January 1, 2018, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented, recognizing the cumulative effect of the accounting change as an adjustment to the beginning balance of retained earnings.As practical expedients, revenue related to contracts of less than one year, generally month-to-month contracts, and contracts with a fixed per-unit price and variable quantity, are excluded from these estimates.TDS records amounts collected from customers and remitted to governmental authorities on a net basis within a liability account if the amount is assessed upon the customer and TDS merely acts as an agent in collecting the amount on behalf of the imposing governmental authority. If the amount is assessed upon TDS, then amounts collected from customers are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations.
The following is a description of principal activities from which TDS generates its revenues.

Services and products	Nature, timing of satisfaction of performance obligations, and significant payment terms

Wireless services
Wireless service includes voice, messaging and data services. Revenue is recognized in Service revenues as wireless service is provided to the customer. Wireless services generally are billed and paid in advance on a monthly basis.

Wireless devices and accessories
U.S. Cellular offers a comprehensive range of wireless devices such as handsets, tablets, mobile hotspots, home phones and routers for use by its customers, as well as accessories. U.S. Cellular also sells wireless devices to agents and other third-party distributors for resale. U.S. Cellular frequently discounts wireless devices sold to new and current customers. U.S. Cellular also offers customers the option to purchase certain devices and accessories under installment contracts over a specified time period. For certain equipment installment plans, after a specified period of time, the customer may have the right to upgrade to a new device. Such upgrades require the customer to enter into an equipment installment contract for the new device, and transfer the existing device to U.S. Cellular. U.S. Cellular recognizes revenue in Equipment and product sales revenues when control of the device or accessory is transferred to the customer, agent or third-party distributor, which is generally upon delivery.

Wireless roaming
U.S. Cellular receives roaming revenues when other wireless carriers’ customers use U.S. Cellular’s wireless systems. U.S. Cellular recognizes revenue in Service revenues when the roaming service is provided.

Wireless Eligible Telecommunications Carrier (ETC) Revenues
Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas. ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular’s designation as an ETC in various states.

Wireless tower rents
U.S. Cellular receives tower rental revenues when another carrier leases tower space on a U.S. Cellular owned tower. U.S. Cellular recognizes revenue in Service revenues in the period during which the services are provided.

Wireline services
Wireline services include broadband, video and voice services. Revenue is recognized in Service revenues as service is provided to the customer. Wireline services are generally billed and paid in advance on a monthly basis.

Wireline wholesale revenues
Wholesale revenues include network access services primarily to interexchange and wireless carriers for carrying data and voice traffic on TDS Telecom’s network, special access services and state and federal support payments, including A-CAM. Wholesale revenues are recorded as the related service is provided.

Cable services
Cable services include broadband, video and voice services. Revenue is recognized in Service revenues as service is provided to the customer. Cable services are generally billed and paid in advance on a monthly basis.

IT hardware sales	TDS recognizes equipment revenue when it no longer has any requirements to perform, when title has passed and when the products are accepted by the customer.

Hosted and managed services
HMS Service revenues consist of cloud and hosting solutions, managed services, Enterprise Resource Planning (ERP) application management, colocation services, and IT hardware related maintenance and professional services. Revenues related to these services are recognized as services are provided.

Significant Judgments
Revenues from sales of equipment and products are recognized when control has transferred to the customer, agent or third-party distributor. Service revenues are recognized as the related service is provided. Services are deemed to be highly interrelated when the method and timing of transfer and performance risk are the same. Highly interrelated services that are determined to not be distinct have been grouped into a single performance obligation. Each month of services promised is a performance obligation. The series of monthly service performance obligations promised over the course of the contract are combined into a single performance obligation for purposes of the allocation.
TDS has made judgments regarding transaction price, including but not limited to issues relating to variable consideration, time value of money and returns. When determined to be significant in the context of the contract, these items are considered in the valuation of transaction price at contract inception or modification, as appropriate.
As a practical expedient, TDS groups similar contracts or similar performance obligations together into portfolios of contracts or performance obligations if doing so does not result in a significant difference from accounting for the individual contracts discretely. TDS applies this grouping method for the following types of transactions: device activation fees, contract acquisition costs, contract fulfillment costs, and certain customer promotions. Contract portfolios are recognized over the respective expected customer lives or terms of the contracts.
For contracts that involve multiple element service and equipment offerings, the transaction price is allocated to each performance obligation based on its relative standalone selling price. When payment is collected in advance of delivery of goods or services, a contract liability is recorded. A contract asset is recorded when revenue is recognized in advance of TDS’ right to receive consideration. Once there is an unconditional right to receive the consideration, TDS bills the customer under the terms of the respective contract and the amounts are recorded as receivables.
TDS recognizes Equipment and product sales revenue when the equipment is delivered to the customer and a corresponding contract asset or liability is recorded for the difference between the amount of revenue recognized and the amount billed to the customer in cases where discounts are offered. The contract asset or liability is reduced over the contract term as service is provided and billed to the customer.

Advertising Costs	TDS expenses advertising costs as incurred. Advertising costs totaled $227 million, $230 million and $228 million in 2019, 2018 and 2017, respectively.
Income Taxes	TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the enacted tax rates in effect when the temporary differences are expected to reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment. Deferred taxes are reported as a net non-current asset or liability by jurisdiction. Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current.
Stock-Based Compensation and Other Plans
TDS has established long-term incentive plans, dividend reinvestment plans, and a non-employee director compensation plan. The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required. All other plans are considered compensatory plans; therefore, recognition of costs for grants made under these plans is required.
TDS recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies. The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period. Stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.
Recently Adopted and Recently Issued Accounting Pronouncements
In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (ASU 2016-13). ASU 2016-13 requires entities to use a new forward-looking, expected loss model to estimate credit losses. It also requires additional disclosure relating to the credit quality of trade and other receivables, including information relating to management’s estimate of credit allowances. TDS is required to adopt ASU 2016-13 on January 1, 2020, using the modified retrospective approach. The adoption of ASU 2016-13 is not expected to have a significant impact on TDS' financial position or results of operations.
In August 2018, the FASB issued Accounting Standards Update 2018-15, Intangibles - Goodwill and Other - Internal-Use Software: Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (ASU 2018-15). ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the existing guidance for capitalizing implementation costs for an arrangement that has a software license. The service element of a hosting arrangement will continue to be expensed as incurred. Any capitalized implementation costs will be amortized over the period of the service contract. TDS is required to adopt ASU 2018-15 on January 1, 2020, either retrospectively or prospectively to eligible costs incurred on or after the date that this guidance is first applied. The adoption of ASU 2018-15 is not expected to have a significant impact on TDS' financial position or results of operations.
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers and subsequently amended the standard with several Accounting Standards Updates, collectively referred to as ASC 606. TDS adopted and applied the provisions of ASC 606 as of January 1, 2018, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented, recognizing the cumulative effect of the accounting change as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASC 606 was an increase of $164 million to retained earnings as of January 1, 2018.
In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases and subsequently amended the standard with several Accounting Standards Updates, collectively referred to as ASC 842. This standard replaces the previous lease accounting standard under ASC 840 - Leases and requires lessees to record a right-of-use (ROU) asset and lease liability for the majority of leases. TDS adopted the provisions of ASC 842 on January 1, 2019, using a modified retrospective method. Under this method, TDS elected to apply the new accounting standard only to the most recent period presented, recognizing the cumulative effect of the accounting change, if any, as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASC 842 had no material impact on retained earnings.

Lessee Agreements
A lease is generally present in a contract if the lessee controls the use of identified property, plant or equipment for a period of time in exchange for consideration. Nearly all of TDS’ leases are classified as operating leases, although it does have a small number of finance leases. TDS’ most significant leases are for land and tower spaces, network facilities, retail spaces, and offices.
TDS has agreements with both lease and nonlease components, which are accounted for separately. As part of the present value calculation for the lease liabilities, TDS uses an incremental borrowing rate as the rates implicit in the leases are not readily determinable. The incremental borrowing rates used for lease accounting are based on TDS' unsecured rates, adjusted to approximate the rates at which TDS would be required to borrow on a collateralized basis over a term similar to the recognized lease term. TDS applies the incremental borrowing rates to lease components using a portfolio approach based upon the length of the lease term and the reporting entity in which the lease resides. The cost of nonlease components in TDS’ lease portfolio (e.g., utilities and common area maintenance) are not typically predetermined at lease commencement and are expensed as incurred at their relative standalone price.
Variable lease expense occurs when, subsequent to the lease commencement, lease payments are made that were not originally included in the lease liability calculation. TDS’ variable lease payments are primarily a result of leases with escalations that are tied to an index. The incremental changes due to the index changes are recorded as variable lease expense and are not included in the ROU assets or lease liabilities.
The identified lease term determines the periods to which expense is allocated and also has a significant impact on the ROU asset and lease liability calculations. Many of TDS’ leases include renewal and early termination options. At lease commencement, the lease terms include options to extend the lease when TDS is reasonably certain that it will exercise the options. The lease terms do not include early termination options unless TDS is reasonably certain to exercise the options. Certain asset classes have similar lease characteristics; therefore, TDS has applied the portfolio approach for lease term recognition for its tower space, retail, and certain ground lease asset classes.

Lessor Agreements
TDS’ most significant lessor leases are for tower space and colocation space. All of TDS’ lessor leases are classified as operating leases. A lease is generally present in a contract if the lessee controls the use of identified property, plant, or equipment for a period of time in exchange for consideration. TDS’ lessor agreements with lease and nonlease components are generally accounted for separately; however, certain service agreements with insignificant lease components are accounted for as nonlease transactions.
The identified lease term determines the periods to which revenue is allocated over the term of the lease. Many of TDS’ leases include renewal and early termination options. At lease commencement, lease terms include options to extend the lease when TDS is reasonably certain that lessees will exercise the options. Lease terms would not include periods after the date of a termination option that lessees are reasonably certain to exercise.
Variable lease income occurs when, subsequent to the lease commencement, lease payments are received that were not originally included in the lease receivable calculation. TDS’ variable lease income is primarily a result of leases with escalations that are tied to an index. The incremental increases due to the index changes are recorded as variable lease income.

Legal proceedings
TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.

Variable Interest Entities
TDS consolidates VIEs in which it has a controlling financial interest as defined by GAAP and is therefore deemed the primary beneficiary. A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance; and (b) the obligation to absorb the VIE losses and the right to receive benefits that are significant to the VIE. TDS reviews these criteria initially at the time it enters into agreements and subsequently when events warranting reconsideration occur. These VIEs have risks similar to those described in the “Risk Factors” in TDS’ Form 10-K for the year ended December 31, 2019.